                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A2

                              --------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



           Date of Report
  (Date of Earliest Event Reported):                  Commission File Number:
           JULY 30, 1996                                     0-21282

                              --------------------


                          SWISHER INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



         NEVADA                                               56-1541396
(State of incorporation)                                   (I.R.S. Employer
                                                         Identification Number)


                               6849 FAIRVIEW ROAD
                        CHARLOTTE, NORTH CAROLINA 28210
                                  704/364-7707
                        (Address of principal executive
                         offices and telephone number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  On July 30, 1996, Swisher International, Inc. (the "Company") completed the acquisition of certain assets from Professional Carpet Systems, Inc. and Old Dixie Supply Company (such assets are referred to herein as "Surface Doctor"). On August 14, 1996, the Company filed a Current Report on Form 8-K describing the transaction. On October 15, 1997, the Company filed a Form 8-K/A1 containing financial statements for Surface Doctor and pro forma financial information giving effect to the acquisition of Surface Doctor. In response to comments made by the staff of the Securities and Exchange Commission, certain changes have been made to such financial statements and pro forma financial information.

                    (a) In accordance with Item 7(a)(1) of Form 8-K, the Company hereby files the following financial statements and related notes for Surface Doctor:

                                    (i)  audited statements of net assets as of
                                    December 31, 1995 and 1994;

                                    (ii) audited statements of operations and audited statements of cash flows for the years ended December 31, 1995 and 1994;

                                    (iii) unaudited statement of net assets as
                                     of June 30, 1996; and

                                    (iv) unaudited statement of income and
                                    unaudited statement of cash flow for the six months ended June 30, 1996.

                    (b) In accordance with Item 7(b)(2) of Form 8-K, the Company hereby files the following unaudited pro forma condensed financial information giving effect to the Company's acquisition of Surface Doctor:

                                    (i) balance sheet as of the quarter ended immediately prior to the acquisition (April 30, 1996 for the Company and June 30, 1996 for Surface Doctor); and

                                    (ii) statement of income covering the fiscal year ended immediately prior to the acquisition (the fiscal year ended October 31, 1995 for the Company and the fiscal year ended December 31, 1995 for Surface Doctor).

                                    (iii) statement of income for the six
                                    months ended immediately prior to
                                    acquisition (the six months ended April 30, 1996 for the Company and the six months ended June 30, 1996 for Surface Doctor).

                    (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-K:

                                                                                Reg. S-K
         Exhibit No.       Description                                          Item No.
         -----------       -----------                                          --------

         *  2.1            Asset Purchase Agreement by and among the Company,       2
                           Professional Carpet Systems, Inc. and Old Dixie
                           Supply Company, dated July 30, 1996, including the
                           Option and Registration Rights Agreements attached
                           thereto as Exhibits 2.1(b), 3.1 and 3.2,
                           respectively. (Pursuant to Item 601(b)(2) of
                           Regulation S-K, the remaining exhibits and
                           schedules are listed in the Asset Purchase Agreement
                           and will be furnished supplementally upon request by
                           the Commission.)


----------------
    * Previously filed with the Company's Form 8-K filed on August 14, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SWISHER INTERNATIONAL, INC.




Date:  December 9,  1997           By: /s/ Patrick L. Swisher
                                       ------------------------------
                                       Patrick L. Swisher, President

                                 SURFACE DOCTOR

                             FINANCIAL STATEMENTS

                    YEARS ENDED DECEMBER 31, 1995 AND 1994

                                 SURFACE DOCTOR



                                 C O N T E N T S



Independent Auditor's Report



Financial Statements


         Statements of Net Assets
         Statements of Operations
         Statements of Cash Flows
         Notes to Financial Statements

                          Independent Auditor's Report


The Board of Directors
Professional Carpet Systems, Inc.
Atlanta, Georgia


      We have audited the accompanying statements of net assets of Surface Doctor (as described in Note 1) as of December 31, 1995 and 1994, and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Surface Doctor's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      As discussed in Note 1, Surface Doctor is a part of Professional Carpet Systems, Inc. and affiliated companies and has no separate legal status or existence.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surface Doctor as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                     Blackwell, Poole & Company
                                     Atlanta, Georgia



       October 8, 1996

                    This sheet was intentionally left blank.

                                 SURFACE DOCTOR
                            STATEMENTS OF NET ASSETS
                           DECEMBER 31, 1995 AND 1994


                                     ASSETS


                                                               December                December
                                                               31, 1995                31, 1994
                                                              ---------               ---------
Current Assets

     Accounts Receivable, Less Allowance
        for Doubtful Accounts of $22,900
        and $16,210 for 1995 and 1994                         $ 93,769                 $ 85,747
     Notes Receivable, Less Allowance for
        Doubtful Notes of $20,000 and $6,715
        for 1995 and 1994 (Notes 3 and 4)                       48,996                   98,834
     Inventory (Note 2)                                         74,831                   55,005
     Prepaid Expenses                                           20,238                   13,203
                                                              --------                 --------


Total Current Assets                                           237,834                  252,789


Property and Equipment, net (Notes 2 and 5)                    109,246                  107,938

Other Assets
     Notes Receivable, Less Allowance for
        Doubtful Notes of $20,472 and $4,000
        for 1995 and 1994 (Notes 3 and 4)                       51,248                   47,986
     Other                                                      12,126                    9,710
                                                              --------                 --------

Total Other Assets                                              63,374                   57,696
                                                              --------                 --------

                                                              $410,454                 $418,423
                                                              ========                 ========




                 See Accompanying Notes to Financial Statements

                           LIABILITIES AND NET ASSETS

                                                              December                 December
                                                              31, 1995                 31, 1994
                                                              --------                 --------
Current Liabilities
     Accounts Payable                                         $ 27,747                 $106,450
     Accrued Expenses                                            9,131                   16,105
     Advertising Fund (Note 2)                                  15,201                    1,584
                                                              --------                 --------

Total Current Liabilities                                       52,079                  124,139




Deferred Revenue (Note 6)                                       58,495                   54,170




Net Assets                                                     299,880                  240,114
                                                              --------                 --------

                                                              $410,454                 $418,423
                                                              ========                 ========








                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                               December            December
                                                               31, 1995            31, 1994
                                                              ----------          ---------
Revenues
      Franchise Fees (Note 2)                                 $  920,603         $  695,175
      Royalties                                                  133,490             21,283
      Supply Sales                                               507,739            101,091
      Service Revenues                                           335,373            465,977
                                                              ----------         ----------

Total Revenues                                                 1,897,205          1,283,526

Costs and Expenses
      Costs of Revenues (Note 2)                                 645,093            466,011
      Selling, General and Administrative
         Expenses (Note 2)                                     1,034,864            951,393
                                                              ----------         ----------

Total Costs and Expenses                                       1,679,957          1,417,404
                                                              ----------         ----------

Operating Income (Loss)                                          217,248           (133,878)

Other Income                                                      11,072              1,247
                                                              ----------         ----------
Net Income (Loss)                                             $  228,320         $ (132,631)
                                                              ==========         ==========







                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                            December                December
                                                                            31, 1995                31, 1994
                                                                          -------------           ------------
OPERATING ACTIVITIES

Net Income (Loss)                                                           $   228,320            $  (132,631)
Adjustment to Reconcile Net Income
   to Cash Provided by Operating
   Activities:
       Depreciation and Amortization                                             29,203                 15,719
       Provision for Bad Debts                                                   68,080                 28,628
       Changes in Current Assets and
          Current Liabilities:
             Accounts Receivable                                                (41,345)              (103,660)
             Inventories                                                        (19,826)               (55,005)
             Prepaid Expenses                                                    (7,035)                 1,025
             Accounts Payable                                                   (78,703)               106,301
             Advertising Fund                                                    13,617                  1,584
             Accrued Expenses                                                    (6,974)                16,105
             Deferred Revenue                                                     4,325                 53,170
                                                                            -----------            -----------

CASH PROVIDED BY (USED FOR)
  OPERATING ACTIVITIES                                                          189,662                (68,764)
                                                                            -----------            -----------

INVESTING ACTIVITIES:
      Capital Expenditures                                                      (30,218)              (123,565)
      Increase in Other Assets                                                   (2,709)                (9,239)
      Net Decrease (Increase) in
         Notes Receivable                                                        11,819               (157,535)
                                                                            -----------            -----------

CASH USED FOR INVESTING ACTIVITIES                                              (21,108)              (290,339)
                                                                            -----------            -----------

FINANCING ACTIVITIES
      Net Increase (Decrease) in Net Assets                                    (168,554)               359,103
                                                                            -----------            -----------

CASH PROVIDED BY (USED FOR)
   FINANCING ACTIVITIES                                                        (168,554)               359,103

NET CHANGE IN CASH                                                                 --                     --

CASH, BEGINNING OF YEAR                                                            --                     --
                                                                            -----------            -----------
CASH, END OF YEAR                                                           $      --              $      --
                                                                            ===========            ===========

                 See Accompanying Notes to Financial Statements

                                 SURFACE DOCTOR
                          NOTES TO FINANCIAL STATEMENTS



1.       Business

              Surface Doctor ("SD") is a division of the affiliated companies Professional Carpet Systems, Inc. ("PCS"), First American Operations, Inc. ("FAO") and Old Dixie Supply Company ("ODS"). SD has no separate legal status or existence. SD operates and franchises a resurfacing process. SD specializes in resurfacing appliances, counter tops and fixtures. The SD franchisees may market these services, based on designated marketing areas throughout the world, to the apartment industry, hotels, homeowners and commercial customers.

              Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

              SD was sold to Swisher International, Inc. effective July 1, 1996.


2.       Summary of Significant Accounting Policies

         BASIS OF PRESENTATION

              The accompanying financial statements include the accounts of SD as described above. Revenues and direct costs are recorded based on actual amounts. Selling, general and administrative expenses were allocated based on best estimates available.

         INVENTORIES

              Inventories are valued at the lower of cost (first-in, first-out) or market.

         PROPERTY, EQUIPMENT, DEPRECIATION AND AMORTIZATION

              Property and equipment are stated at cost. Depreciation and amortization are computed over the estimated useful lives of the assets on a straight-line basis for financial reporting and accelerated methods for income tax purposes. Expenditures for maintenance, repairs, renewals, and betterments that do not materially prolong the useful lives of the assets are expensed as incurred during the year.

              The estimated useful lives for each class of property and equipment are as follows:


                  Vehicles                                     5  years
                  Equipment                                    7  years
                  Leasehold Improvements                       Term of Lease

                                 SURFACE DOCTOR
                          NOTES TO FINANCIAL STATEMENTS



2.       Summary of Significant Accounting Policies (continued)

         REVENUE RECOGNITION

              Franchise sales are recognized when SD has performed all material services and obligations of the franchise contract, which generally coincides with the completion of all training by the franchisee. Certain franchise sales have been deferred until SD has substantially performed all of its obligations under the franchise agreement. Royalty fees are recognized as revenue as the fees are earned. Service revenues from SD owned operations are recognized when the services are performed. The Franchisees pay monthly royalties for ongoing support. At the end of training, the Franchisee is fully prepared to begin operations.

              SD recognizes interest income when earned which coincides in most cases when received. Some interest is recognized when received due to some non-performing loans. SD reports change in present value of the expected future cash flows related to impaired notes receivable as an increase or decrease in bad debt expense.

         ADVERTISING FUND

              SD franchises are required to contribute a fixed monthly amount for local, regional and national advertising to a fund that is maintained and accounted for by SD. The funds are disbursed by SD at its discretion.

         INCOME TAXES

              PCS and FAO elected to be taxed under Subchapter S of the Internal Revenue Code. Accordingly, taxable income of the SD divisions of PCS and FAO are taxable to the stockholder who is responsible for payment of taxes thereon.

              Effective January 1, 1995, ODS elected to be taxed under Subchapter S of the Internal Revenue Code. The election was approved by the Internal Revenue Service in 1994; therefore, no deferred income taxes were provided for the year ended December 31, 1994. Taxable income of the SD division of ODS for the year ended December 31, 1995, is taxable to the stockholder who is responsible for payment of taxes thereon.

                                 SURFACE DOCTOR
                          NOTES TO FINANCIAL STATEMENTS



2.       Summary of Significant Accounting Policies (continued)

         MANAGEMENT ALLOCATIONS

              Included in selling, general and administrative expenses for the years ended December 31, 1995 and 1994 are management charges from PCS, FAO and ODS. These charges represent allocation of corporate expenses which are based on various allocation methods. These allocation methods were based on sales and payroll cost of each affiliated company.

              Management believes that the above allocations are reasonable and result in costs that are not materially different from those which would have been incurred on a stand alone basis.

         CONCENTRATIONS OF CREDIT RISK

              Financial instruments which potentially subject SD to concentrations of credit risk consist principally of accounts receivable and notes receivable. Accounts receivable credit risks are limited due to the large number of customers comprising SD's customer base and their dispersion across many different geographic areas. Notes receivable credit risks are limited due to SD requiring collateral and substantial down payments.

3.       Notes Receivable

              SD has notes receivable from its franchises that were issued in conjunction with the sales of the individual franchises. These notes are due in years ranging from 1996 to 2002 and bear interest at rates ranging from 8% to 12%. The notes are primarily collateralized by all right, title, and interest in the franchise granted, the proceeds upon any sale of the franchise and all accounts receivable of the franchise company. Notes receivable amounted to $140,716 and $157,535, less an allowance for doubtful notes of $40,472 and $10,715 at December 31, 1995 and 1994, respectively. SD provided allowances for two specific international accounts that totaled approximately $44,000.

                                 SURFACE DOCTOR
                          NOTES TO FINANCIAL STATEMENTS



4.       Impaired Notes Receivable

              As of December 31, 1995 and 1994, the recorded investment in impaired notes receivable was $29,700, and $5,000 (with allowances for doubtful notes of $29,700 and $5,000) respectively. Following is a summary of the activity in the allowance for doubtful notes accounts:

                                                            December     December
                                                            31, 1995     31, 1994
                                                            --------     --------
           Balance Beginning of Year                        $10,715          -
           Additions Charged to Operations                   34,757        10,715
           Write-Offs                                        (5,000)         -
                                                            -------       -------
           Balance End of Year                              $40,472       $10,715
                                                            =======       =======




5.       Property and Equipment

              Property and equipment consisted of the following

                                                            December     December
                                                            31, 1995     31, 1994
                                                            --------     --------
           Vehicles                                         $ 74,678     $ 74,678
           Equipment                                          64,926       48,588
           Leasehold Improvements                             23,029        9,149
           Less accumulated depreciation
              and amortization                               (53,387)     (24,477)
                                                            --------     --------
                                                            $109,246     $107,938
                                                            ========     ========

6.       Deferred Revenue

              Deferred revenue at December 31, 1995 and 1994 represents certain franchise sales that have been deferred until SD has substantially performed all of its obligations under the franchise agreement.

                                 SURFACE DOCTOR
                             STATEMENT OF NET ASSETS
                                  JUNE 30, 1996
                                   (UNAUDITED)

 Current Assets

                     Accounts Receivable, Less allowance for Doubtful
                     Accounts of $31,747                                                        $           120,543
                     Notes Receivable, Less Allowance for Doubtful
                     Notes of $4,000                                                                         21,000
                     Inventories                                                                             83,426
                     Prepaid Expenses                                                                        40,504
                                                                                                -------------------

 Total Current Assets                                                                                       265,473

 Property and Equipment, Net                                                                                 93,243

 Other Assets

                     Notes Receivable, Less Allowance for Doubtful
                     Notes of $10,903                                                                        58,784
                     Other                                                                                   15,616
                                                                                                -------------------

 Total Other Assets                                                                                          74,400
                                                                                                -------------------

                                                                                                $           433,116
                                                                                                ===================

 Current Liabilities

                     Accounts Payable                                                           $           159,281
                     Accrued Expenses                                                                         5,877
                     Advertising                                                                             27,468
                                                                                                -------------------

 Total Current Liabilities                                                                                  192,626

 Deferred Revenue                                                                                           116,215

 Net Assets                                                                                                 124,275

                                                                                                $           433,116
                                                                                                ===================

                                 SURFACE DOCTOR
                               STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                   (UNAUDITED)


 Revenues

                     Franchise Fees                                                     $          270,970
                     Royalties                                                                      88,105
                     Supply Sales                                                                  318,155
                     Service Revenues                                                              159,968
                                                                                        ------------------

 Total Revenue                                                                                     837,198

 Costs and Expenses

                     Costs of Revenues                                                             320,683
                     Selling, General and Administrative Expenses                                  402,475
                                                                                        ------------------

 Total Costs and Expenses                                                                          723,158
                                                                                        ------------------

 Operating Income                                                                                  114,040

 Other Income                                                                                        7,963
                                                                                        ------------------

 Net Income                                                                             $          122,003
                                                                                        ==================

                                 SURFACE DOCTOR
                             STATEMENT OF CASH FLOW
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (UNAUDITED)


 OPERATING ACTIVITIES

 Net Income                                                                                  $           122,003
 Adjustments to Reconcile Net Income to Cash
 Provided by Operating Activities:
 Depreciation and Amortization                                                                            17,477
 Provision for Bad Debts                                                                                  23,208
 Changes in Current Assets and Current Liabilities:
              Accounts receivable                                                                        (44,220)
              Inventories                                                                                 (8,595)
              Prepaid Expense                                                                            (20,265)
              Accounts Payable                                                                           131,534
              Advertising Fund                                                                            12,267
              Accrued Expenses                                                                            (3,254)
              Deferred Revenue                                                                            57,720
                                                                                             -------------------

 CASH PROVIDED BY OPERATING ACTIVITIES                                                                   287,875
                                                                                             -------------------

 INVESTING ACTIVITIES

 Capital Expenditures                                                                                     (1,300)
 Increase in Other Assets                                                                                 (3,665)
 Net Decrease in Notes Receivable                                                                         14,698
                                                                                             -------------------

 CASH PROVIDED BY INVESTING ACTIVITIES                                                                     9,733
                                                                                             -------------------

 FINANCING ACTIVITIES

 Decrease in Net Assets                                                                                 (297,608)
                                                                                             -------------------

 CASH USED FOR FINANCING ACTIVITIES                                                                     (297,608)
                                                                                             -------------------

 DECREASE IN CASH                                                                                              -

 CASH, BEGINNING OF PERIOD                                                                                     -
                                                                                             -------------------

 CASH, END OF PERIOD                                                                         $                 -
                                                                                             ===================

                 SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
                        PRO FORMA COMBINED BALANCE SHEET
                                   (UNAUDITED)

                                                                                 Pro Forma
                                                  Swisher            Surface     Adjustments
                                             International Inc.      Doctor      Increase      Pro Forma
                                               April 30, 1996     June 30, 1996  (Decrease)     Combined
                                             ------------------   -------------  -----------   -----------
 ASSETS

 Current Assets

 Cash and cash equivalents                       $   775,476       $        --   $   (20,000)   $   755,476
 Cash, restricted                                    700,000                --            --        700,000
 Accounts receivable, franchisees, net of
 allowance for doubtful accounts
 $   114,391                                       1,356,586           120,543            96      1,477,225
 Other receivables                                   337,323                --            --        337,323
 Current portion of notes receivable                 614,890            21,000            --        635,890
 Inventories                                          96,769            83,426        (8,426)       171,769
 Prepaid expenses                                    168,188            40,504            --        208,692
Prepaid advertising costs                            170,821                --            --        170,821
                                                 -----------       -----------   -----------    -----------

                TOTAL CURRENT ASSETS               4,220,053           265,473       (28,330)     4,457,196
                                                 -----------       -----------   -----------    -----------

 Property and equipment, Net                         603,620            93,243       (37,010)       659,853
                                                 -----------       -----------   -----------    -----------

 Other Assets

 Notes receivable                                  2,113,281            58,784           (97)     2,171,968
 Intangible assets, net                            1,016,096                --       814,963      1,831,059
 Other assets                                             --            15,616       (15,616)            --
                                                 -----------       -----------   -----------    -----------

                                                   3,129,377            74,400       799,250      4,003,027
                                                 -----------       -----------   -----------    -----------

 TOTAL ASSETS                                    $ 7,953,050       $   433,116   $   733,910    $ 9,120,076
                                                 ===========       ===========   ===========    ===========

                SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
                        PRO FORMA COMBINED BALANCE SHEET
                                   (UNAUDITED)


                                                                                 Pro Forma
                                                  Swisher            Surface     Adjustments
                                             International Inc.      Doctor      Increase      Pro Forma
                                               April 30, 1996     June 30, 1996  (Decrease)     Combined
                                             ------------------   -------------  -----------   -----------
LIABILITIES AND STOCKHOLDERS' EQUITY

 Current Liabilities

 Current maturities of long-term debt            $ 1,113,316       $        --   $        --    $ 1,113,316
 Accounts payable                                    678,671           159,281      (105,000)       732,952
 Accrued expenses                                    120,946             5,877        (5,877)       120,946
 Advertising fund                                         --            27,468            --         27,468
 Deferred revenue                                    175,986           116,215            --        292,201
 Income taxes payable                                 99,195                --            --         99,195
                                                 -----------       -----------   -----------    -----------

 TOTAL CURRENT LIABILITIES                         2,188,114           308,841      (110,877)     2,386,078

 Long-Term Debt, less current maturities             969,052                --            --        969,052

 Deferred income taxes                                85,124                --            --         85,124
                                                 -----------       -----------   -----------    -----------

 TOTAL LIABILITIES                                 3,242,290           308,841      (110,877)     3,440,254
                                                 -----------       -----------   -----------    -----------

 Stockholders' Equity
 Preferred stock, par value $.10; authorized
 1,500,000 shares; none issued                            --                --            --             --
 Series A Junior Participation Preferred Stock
 par value $1.00; authorized 100,000 shares;
 none issued                                              --                --            --             --
 Common stock, par value $.01; authorized
 15,000,000 shares; 1,735,799 shares issued
 and outstanding at April 30, 1996                    17,357                --         2,000         19,357
 Additional paid-in capital                        3,039,599           124,275       842,787      4,006,661
 Retained earnings                                 1,653,804                --            --      1,653,804
                                                 -----------       -----------   -----------    -----------

 TOTAL STOCKHOLDERS' EQUITY                        4,710,760           124,275       844,787      5,679,822
                                                 -----------       -----------   -----------    -----------

 TOTAL STOCKHOLDERS' EQUITY
 AND LIABILITIES                                 $ 7,953,050       $   433,116   $   733,910    $ 9,120,076
                                                 ===========       ===========   ===========    ===========

                 SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                  (UNAUDITED)


                                 Swisher             Surface           Pro Forma
                            International Inc.        Doctor          Adjustments
                                 Year End            Year End          Increase      Pro Forma
                             October 31, 1995 (c)December 31, 1995   (c)(Decrease)   Combined
                            ----------------- --------------------  --------------  ----------
Revenues

Product Sales to Franchisees    $2,359,461          $  507,739       $        --    $2,867,200
Service Fees                     1,382,852                  --                --     1,382,852
Royalties                        1,192,336             133,490                --     1,325,826
Marketing Fees                      45,864                  --                --        45,864
Revenue from Company
Owned Operations                 1,775,585             335,373                --     2,110,958
Initial franchise sales            934,118             920,603                --     1,854,721
Other Income                       272,318              11,072                --       283,390
                                ----------          ----------        ----------    ----------

Total Revenues                   7,962,534           1,908,277                --     9,870,811
                                ----------          ----------        ----------    ----------

Costs and Expenses

Cost of Revenues                 4,054,660             645,093                --     4,699,753
Selling, General and
Administrative                   3,124,145           1,034,864            19,574 (a) 4,178,583
Interest Expense                   162,110                  --                --       162,110
                                ----------          ----------        ----------    ----------

Total Costs and Expenses         7,340,915           1,679,957            19,574     9,040,446
                                ----------          ----------        ----------    ----------

Income Before Taxes                621,619             228,320           (19,574)      830,365

Income Tax Expense                 246,000                  --            81,522 (a)   327,522
                                ----------          ----------        ----------    ----------

Net Income                      $  375,619          $  228,320        $ (101,096)   $  502,843
                                ==========          ==========        ==========    ==========

Net Income per Common Share     $     0.20                                          $     0.24
                                ==========                                          ==========

Weighted Average Number of
Common Shares and Common
Share Equivalents Outstanding    1,904,258                               200,000 (b) 2,104,258
                                ==========                            ==========    ==========

                 SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                   (UNAUDITED)


                                 Swisher           Surface         Pro Forma
                            International Inc.     Doctor         Adjustments
                             Six Months Ended  Six Months Ended     Increase     Pro Forma
                              April 30, 1996   (c)June 30, 1996  (c)(Decrease)   Combined
                            -----------------  ----------------  -------------  ----------
Revenues

Product Sales to Franchisees    $1,380,094       $  318,155       $       --    $1,698,249
Service Fees                       806,803               --               --       806,803
Royalties                          749,024           88,105               --       837,129
Marketing Fees                      22,594               --               --        22,594
Revenue from Company
Owned Operations                 1,280,709          159,968               --     1,440,677
Initial franchise sales            287,161          270,970               --       558,131
Other Income                       132,918            7,963               --       140,881
                                ----------       ----------       ----------    ----------

Total Revenues                   4,659,303          845,161               --     5,504,464
                                ----------       ----------       ----------    ----------

Costs and Expenses

Cost of Revenues                 2,350,775          320,683               --     2,671,458
Selling, General and
Administrative                   1,863,114          402,475            9,788 (a) 2,275,377
Interest Expense                   124,882               --               --       124,882
                                ----------       ----------       ----------    ----------

Total Costs and Expenses         4,338,771          723,158            9,788     5,071,717
                                ----------       ----------       ----------    ----------

Income Before Taxes                320,532          122,003           (9,788)      432,747

Income Tax Expense                 131,418               --           43,827 (a)   175,245
                                ----------       ----------       ----------    ----------

Net Income                      $  189,114       $  122,003       $  (53,615)   $  257,502
                                ==========       ==========       ==========    ==========

Net Income per Common Share     $     0.11                                      $     0.13
                                ==========                                      ==========

Weighted Average Number of
Common Shares and Common
Share Equivalents Outstanding    1,794,649                           200,000 (b) 1,994,649
                                ==========                        ==========    ==========

                 SWISHER INTERNATIONAL, INC. AND SURFACE DOCTOR
                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME


 (a)          The following proforma adjustments are incorporated in the  pro forma condensed combined statements of income:

                                                                                   Year ended                   Six Months Ended
                                                                                October 31, 1995                 April 30, 1996
                                                                                ----------------                ----------------

 1.           Increase in amortization expense
              resulting from goodwill.                                              $ (17,241)                      $ (8,621)

 2.           Increase in amortization expense
              resulting from adjustment to
              carrying amount of trademarks.                                           (2,333)                        (1,167)

 3.           Decrease in income tax expense
              associated with 1 and 2 above.                                            7,751                          3,876

 4.           Increase in income tax expense resulting
              from the change of Surface Doctor from
              an S-Corporation to a C-Corporation status.                             (89,273)                       (47,703)
                                                                                   ----------                      ---------

                                                                                   $ (101,096)                     $ (53,615)
                                                                                   ==========                      =========


 (b)          Represents the issuance of 200,000 shares of Swisher International, Inc.
              stock in exchange for the assets of Surface Doctor.


 (c)          Combined statements for different periods due to the different fiscal year-end of the registrant and acquired companies.